UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           __________________________


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): October 25, 2004

                                   __________


                             SIGA Technologies, Inc.
               (Exact Name of Registrant as Specified in Charter)

            Delaware                   0-23047                 13-3864870
            --------                   -------                 ----------

 (State or other Jurisdiction of   (Commission File          (I.R.S. Employer
  Incorporation or Organization)        Number)           Identification Number)


   420 Lexington Avenue, Suite 601, New York, New York                 10170
   ---------------------------------------------------                 -----

        (Address of Principal Executive Offices)                     (Zip Code)


                                 (212) 672-9100
              (Registrant's telephone number, including area code)

ITEM 7.01.  Regulation FD Disclosure.

      On October 25, 2004, SIGA Technologies, Inc., a Delaware corporation, issued a press release pursuant to which it announced that Dr. Dennis Hruby, SIGA's Chief Scientific Officer, will present at the Rodman & Renshaw Techvest 6th Annual Healthcare Conference on Wednesday, October 27th at 10:50am EST. A live webcast of this presentation will be available at: http://www.wallstreetwebcasting.com/webcast/rrshq4/siga/ or via the Company's website at www.siga.com. An archived presentation will be available for 90 days. A copy of the press release is attached hereto as Exhibit 99.1, which is incorporated in this Item 7.01 by reference.

ITEM 9.01   Financial Statements and Exhibits

(c)   Exhibits

      Exhibit No.       Description
      -----------       -----------

      99.1              Press Release dated October 25, 2004.






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

                                   SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SIGA TECHNOLOGIES, INC.


                                    By: /s/ Thomas N. Konatich
                                       -----------------------------
                                       Thomas N. Konatich
                                       Chief Financial Officer

Date: October 25, 2004






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

                                  EXHIBIT INDEX

Exhibit Number       Description
--------------       -----------

      99.1           Press Release dated October 25, 2004








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